Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the  Quarterly  Report of Joey New York, Inc. (the "Company")  on Form 10-Q for the period  ended  August 31, 2013 as filed with the Securities  and  Exchange  Commission  on the date  hereof (the  "Report"),  the undersigned,  in the  capacities  and  on  the  dates  indicated  below,  hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

     1.   The Report fully complies with the  requirements  of Section 13(a) or 15(d) of the Securities Exchange Act of  1934; and

     2.   The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and   results of operations  of the Company.

Date: October 18, 2013

/s/ Svetlana Gofman
Svetlana Gofman, President,
Chief Executive Officer and
Chief Financial Officer